UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2018
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

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Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of Ingevity Corporation (the "Company") was held on April 26, 2018, at which the Company's stockholders voted on the three proposals identified below. Each of the proposals are described in more detail in the Company's Proxy Statement for the annual meeting filed with the Securities and Exchange Commission on March 12, 2018.

There were 42,214,055 shares of the Company's common stock issued and outstanding on the record date for the annual meeting and entitled to vote at the annual meeting, and 38,231,279 shares (90.57%) were represented in person or by proxy at the annual meeting, which number constituted a quorum.

Proposals No. 1, 2, and 3 were approved by the requisite vote of the Company's stockholders.  The final voting results for each proposal are described below.

1. A proposal to elect the two director nominees (J. Michael Fitzpatrick and Frederick J. Lynch), each for a one-year term or until his successor is duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
01 J. Michael Fitzpatrick	26,613,048	9,334,188	23,904	2,260,139
02 Frederick J. Lynch	26,620,610	9,325,892	24,638	2,260,139

2. Approve on an advisory basis (non-binding) the compensation paid to our named executive officers (Say-on-Pay).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
35,157,685	767,774	45,681	2,260,139

3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2018.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
38,084,808	121,316	25,155	(None)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ KATHERINE P. BURGESON
Katherine P. Burgeson
Executive Vice President, General Counsel and Secretary
Date: April 27, 2018